UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party Other Than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

SIELOX, INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 (this “Schedule 14A/A”) to the Schedule 14A of Sielox, Inc. that was originally filed on April 30, 2009 (the “Original Filing”), is filed to (a) reflect the addition of information regarding website availability of proxy materials for the 2009 Annual Meeting of Stockholders, as well as related and conforming changes, and (b) correct certain immaterial errors in the ownership table under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”. No attempt has been made in this Schedule 14A/A to otherwise modify or update disclosures presented in the Original Filing. This Schedule 14A/A does not reflect events occurring after the filing of the Original Filing or modify or update disclosures affected by subsequent events.

SIELOX, INC.

______________________

Notice of 2009 Annual Meeting of Stockholders

Thursday, July 9, 2009

10:00 a.m., Local Time

and

Important Notice Regarding the Availability

of Proxy Materials for the 2009 Annual Meeting of Stockholders

To be Held on July 9, 2009

______________________

To the Stockholders of Sielox, Inc.:

The 2009 Annual Meeting of Stockholders of Sielox, Inc. will be held at the offices of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, on Thursday, July 9, 2009 at 10:00 a.m., local time, for the following purposes:

1.

To elect 6 directors to serve for a term of one year.

2.

To ratify the selection of Rothstein Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2009.

3.

To transact such other business as may properly come before the annual meeting.

The record date for determining stockholders entitled to vote at the annual meeting is the close of business on May 29, 2009. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and promptly return it in the pre-addressed envelope provided for that purpose. Any stockholder may revoke his or her proxy at any time before the annual meeting by giving written notice to such effect, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person.

The proxy statement and the Company’s annual report are available on the Company’s website at www.sieloxinc.com.

Melvyn Brunt,

Secretary

Runnemede, New Jersey

April 30, 2009

SIELOX, INC.

170 EAST NINTH AVENUE

RUNNEMEDE, NEW JERSEY 08078

______________________

PROXY STATEMENT

______________________

Questions and Answers Regarding This Proxy Statement

When is the annual meeting and where will it be located?  The meeting will take place on Thursday, July 9, 2009, at 10:00 a.m., local time, at the offices of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016.

Who is soliciting your proxy?  The proxy solicitation is being made by the Board of Directors of Sielox, Inc. (When we use the terms "we", "us", "our", "Sielox" and "the Company", we are referring to Sielox, Inc.) Proxies may also be solicited by our officers and employees, but such persons will not be specifically compensated for such services. Original solicitation of proxies by mail may be supplemented by telephone, telegram or other electronic means.

When will the proxy statement be mailed to stockholders?  This proxy statement will first be mailed to stockholders on or about June 9, 2009.

What is the record date and who may attend the annual meeting?  Our Board of Directors has selected the close of business on May 29, 2009 as the record date for determining the stockholders of record who are entitled to attend and vote at the annual meeting. This means that all stockholders of record as of the close of business on May 29, 2009 may vote their shares of common stock at the Annual Meeting. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement reflecting your ownership of our shares on the record date or an omnibus proxy (which you can get from your broker) and we will permit you to attend the annual meeting.

Who is paying for the solicitation of proxies?  We will pay all expenses of preparing and soliciting proxies. We may also reimburse brokerage houses, nominees, custodians and fiduciaries for expenses in forwarding proxy materials to the beneficial owners of shares of our common stock held of record.

Who may vote at the annual meeting?  If you are a holder of common stock as of the close of business on May 29, 2009, you will have one vote for each share of common stock that you hold on each matter that is presented for action at the annual meeting. If you have common stock that is registered in the name of a broker, your broker will forward your proxy materials and will vote your shares as you indicate. You may receive more than one proxy card if your shares are registered in different names or are held in more than one account.

How do you vote?  Sign and date each proxy card you receive and return it in the prepaid envelope. Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker. Any stockholder may revoke his or her proxy, whether he or she votes by mail or the Internet, at any time before the annual meeting by written notice to such effect received by us at the address set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy or by attending the annual meeting and voting in person.

How will your shares be voted?  All properly completed and unrevoked proxies that are received prior to the close of voting at the annual meeting will be voted in accordance with the instructions made. If a properly executed, unrevoked written proxy card does not specifically direct the voting of shares covered, the proxy will be voted in favor of the proposals set forth in the notice attached to this proxy statement.

If a stockholder indicates on its proxy card that it wishes to abstain from voting, including a broker holding its customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the annual meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of the election of directors. Abstentions will, in effect, be votes against the proposal for ratification of the selection of our independent registered public accounting firm, as well as against any other proposals properly submitted for consideration at the annual meeting. “Broker non-votes” are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted. A broker non-vote will have no effect on the outcome of any of the proposals.

Is your vote confidential?  Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to the transfer agent and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit the transfer agent to tabulate and certify the vote and as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential, unless you ask that your name be disclosed.

What constitutes a quorum?  The presence at the annual meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of common stock as of the record date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you appear at the annual meeting to vote in person, your shares of common stock will be considered part of the quorum. Directions to withhold authority to vote for any director, abstentions, and broker non-votes will be counted as present to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. In the absence of a quorum, the annual meeting shall be adjourned.

As of the close of business on April 29, 2009, 35,982,295 shares of common stock were issued and outstanding. We do not expect our number of issued and outstanding shares to change materially as of the record date. The common stock is our only class of securities entitled to vote, each share being entitled to one non-cumulative vote.

How many votes are needed to approve each proposal?  Directors will be elected by a plurality of the votes of the shares of our common stock that are present in person or by proxy at the annual meeting. The approval of the measure to ratify our independent auditors requires the affirmative vote of the holders of a majority of the voting power of our common stock that are present in person or by proxy at the annual meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you will elect six individuals to our Board of Directors. Each director will hold office until the next annual meeting and until his respective successor is elected and qualified. In the event that any nominee for director withdraws or for any reason is not able to serve as a director, we will vote your proxy for the remainder of those nominated for director (except as otherwise indicated in your proxy) and for any replacement nominee designated by our Board of Directors.

Our Nominating and Corporate Governance Committee has nominated the six individuals listed below to serve as directors of the Company.  All of the nominees are currently members of our Board of Directors.

Information Concerning Nominees

Name	Age	Position with the Company	Director Since

Rory J. Cowan	56	Chairman of the Board of Directors(1)(2)(3)	2001

James Pritchett	62	President, Chief Executive Officer and Director	2009

Dianne McKeever	31	Director (1) (2) (3)	2007

Jared L. Landaw	44	Director	2008

Gregory T. Hradsky	49	Director (1) (2) (3)	2008

James A. Mitarotonda	54	Director	2009

______________

(1)

Member of Audit Committee

(2)

Member of Nominating and Corporate Governance Committee

(3)

Member of Compensation Committee

Mr. Rory J. Cowan has served as one of our directors since March 2001 and was appointed our Chairman in June 2003. Mr. Cowan is the founder of Lionbridge Technologies, Inc., a provider of globalization products and services for worldwide deployment of technology and information-based products, where he has served as Chairman of the Board and Chief Executive Officer since September 1996. From September 1996 to March 2000, Mr. Cowan also served as President of Lionbridge. Before founding Lionbridge, Mr. Cowan served as Chief Executive Officer of Interleaf, Inc., a document automation software services company, from October 1996 to January 1997. From May 1995 to June 1996, Mr. Cowan served as Chief Executive Officer of Stream International, Inc., a software and services provider and a division of R.R. Donnelley & Sons, a provider of commercial print and print-related services. Mr. Cowan joined R.R. Donnelley in 1988 and served most recently as Executive Vice President from 1991 to 1996. Before joining R.R. Donnelley, Mr. Cowan was founder of CSA Press, a software duplication firm, and held positions at Compugraphic Corporation, an automated publishing hardware firm.

Mr. James D. Pritchett has served as our President and Chief Executive Officer and as one of our directors since January 2009.  Mr. Pritchett has previously served as the President of Costar Video Systems, LLC since June 2006. Prior to that, he was the President of Video Solutions Technology Center, LLC and a director of Southern Imaging, Inc. from March 2001 until June 2006. Mr. Pritchett served as an independent business consultant from 1999 until March 2001. From 1988 until March 1999, Mr. Pritchett was an executive officer of Ultrak, Inc., a then-publicly-traded company that manufactured and sold products for the security and surveillance and industrial video markets, serving as the Executive Vice-President and Chief Operating Officer from 1988-1997 and as the President and Chief Executive Officer from 1997 until March 1999.

Ms. Dianne McKeever has served as one of our directors since July 2007 when we acquired L Q Corporation, where she served as a director since October 2006. She has been a partner of Brecourt Capital Partners, LLC, a hedge fund sponsor investing in U.S. public equity and alternative markets, since February 2008. From October 2001 until January 2008 she was a research analyst at Barington Capital Group, L.P. Ms. McKeever graduated from New York University’s College of Arts and Science with a Bachelor of Science degree in Chemistry, and from Stevens Institute of Technology with a Bachelor of Engineering degree in Chemical Engineering.

Mr. Jared L. Landaw has served as one of our directors since June 2008.  He has been a Managing Director and the General Counsel of Barington Capital Group, L.P. since June 2004. Between March 2003 and June 2004, Mr. Landaw served as outside counsel to various businesses. From 1998 until March 2003, Mr. Landaw worked at International Specialty Products Inc., a manufacturer of specialty chemicals and performance enhancing products, where he was the Vice President of Law. Prior to that, he was an attorney with the law firm Skadden, Arps, Slate, Meagher & Flom LLP in New York City.

Mr. Gregory T. Hradsky has been an independent financial consultant since February 2006. Between May 2003 and February 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities, post-reorganization equities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Prior to that, Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities LLC from 1993 until 1998. Mr. Hradsky joined UBS in 1991 as a research analyst focusing on distressed credits. Prior to UBS, Mr. Hradsky was a member of the Distressed Securities Group and the High Yield Research Department at the First Boston Corporation from 1988-1991. He began his career at T. Rowe Price Associates in 1983 and worked in the Fixed Income Department until 1986.

Mr. James A. Mitarotonda was appointed to the Company’s Board on January 20, 2009.  Mr. Mitarotonda previously served as the Company’s President and Chief Executive Officer from May 2006 until April 2007 and from January 2004 until December 2004.  Mr. Mitarotonda is Chairman, President and Chief Executive Officer of Barington Capital Group, L.P., an investment firm that he co-founded in 1991.  Mr. Mitarotonda also served as the Co-Chief Executive Officer and Co-Chairman of LQ Corporation, Inc. from April 2003 until May 2004 and as its sole Chief Executive Officer from May 2004 until October 2004.  Mr. Mitarotonda also serves as a director of A. Schulman, Inc. and Griffon Corporation and is the Chairman of the Board of The Pep Boys - Manny, Moe & Jack.

Our Board of Directors unanimously recommends that you vote FOR the election of the nominees listed above.

Identification of Executive Officers

(Excludes Executive Officers Who Are Also Directors)

Name	Age	Position with the Company	Held Office Since

Melvyn Brunt	64	Chief Financial Officer and Secretary	2004

Karen Evans	48	President and General Manager of Sielox, LLC	2006

Mr. Melvyn Brunt has served as our Chief Financial Officer and Secretary since January 2004. He has also served as Chief Financial Officer of Barington Capital Group, L.P. from January 2002 to July 2007 and as Chief Financial Officer and Secretary to L Q Corporation, our wholly-owned subsidiary, since April 2003. In addition, from January 2002 to May 2004, he served as Chief Financial Officer and Secretary to MM Companies, Inc., now known as George Foreman Enterprises, Inc. (PNK:GFME.PK). From 1985 to 2001, Mr. Brunt was a director and Chief Financial Officer of Davies Turner & Co., an international freight forwarding company. From 1996 to 2001, Mr. Brunt was President of Air Mar, Inc. and a Director of TCX International Inc. Both of those companies provided logistics support services to a wide variety of importing and exporting companies.

Ms. Karen Evans has served as the President of Sielox, LLC since January 2006. Prior to that, she was the National/International Sales Manager of the Access Control Products Group at Checkpoint Systems Inc. from June 2003 until January 2006. From 1991 until June 2003, Ms. Evans was a regional sales manager at Checkpoint.

Board of Directors and Committees of the Board of Directors

Our business is managed under the direction of our Board of Directors. The Board consists of a single class of directors who are elected for a term of one year, such term beginning and ending at each annual meeting of stockholders. There are no family relationships among any of our directors or executive officers.

Audit Committee.  We have a separately designated standing audit committee. The current members of our Audit Committee are Gregory Hradsky, Rory Cowan and Dianne McKeever. Our Board of Directors has determined that each member is “independent,” using the standards described in the Nasdaq Marketplace Rules and the applicable rules of the SEC, that each member is “financially literate” and that Mr. Hradsky qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

The Audit Committee hires our independent accountants and is charged with the responsibility of overseeing our financial reporting process. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, our internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors.  A copy of the Audit Committee charter is attached as Annex A to our Proxy Statement for our 2008 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee currently consists of Dianne McKeever, Gregory Hradsky and Rory Cowan. Our Board of Directors has determined that each member is independent using the standards described in the Nasdaq Marketplace Rules.

The Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by stockholders, implementing procedures for stockholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the stockholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which we operate and the definition of independence described in the Nasdaq Marketplace Rules. Nominees must also meet any applicable requirements of the SEC’s regulations, state law and our charter and by-laws.

The Committee has established a process for identifying and evaluating nominees for director. The Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that we are not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Committee will then recommend that the Board select the director nominees for election at each annual meeting of stockholders.

The Committee will consider director candidates recommended by our stockholders. A stockholder wishing to propose a nominee should submit a recommendation in writing to our Secretary at least 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission, setting forth, among other things required by the Committee’s charter, (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee for the past five years, (iii) the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting and (iv) any additional information regarding director nominees pursuant to the rules of the SEC. The Committee anticipates that it would use these sources as well as stockholder recommendations to identify candidates in the future.

Copies of the Nominating and Corporate Governance Committee charter and the Corporate Governance Guidelines are attached as Annex B to our Proxy Statement for our 2008 Annual Meeting of Stockholders.

Compensation Committee.  The Compensation Committee currently consists of Rory Cowan, Dianne McKeever and Gregory Hradsky. The Board has determined that each member is independent using the standards described in the Nasdaq Marketplace Rules.

The Compensation Committee sets the compensation of our Chief Executive Officer and other senior executives, administers our stock option plans and executive compensation programs, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans.  A copy of the Compensation Committee charter is attached as Annex C to our Proxy Statement for our 2008 Annual Meeting of Stockholders.

Meetings of the Board of Directors and Committees

During our fiscal year ended December 31, 2008, our Board of Directors held four meetings and took action by unanimous written consent on one occasion. Furthermore, our non executive directors held three meetings and took action by unanimous written consent on one occasion and our audit committee held four meetings. Each director attended all of the meetings of our Board of Directors and all of the meetings held by committees on which such director served.

Independence of Members of Board of Directors

Our Board of Directors has determined that each of Messrs. Cowan, McKeever and Hradsky meet the general independence criteria set forth in the Nasdaq Marketplace Rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and to furnish copies to us.

Based upon a review of the Forms 3, 4 and 5 furnished to us and certain representations made to us, we believe that, for the fiscal year ended December 31, 2008, all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis, except for: (1) James Pritchett who was late in filing a Form 4 relating to one transaction; (2) Karen Evans who was late in filing a Form 4 relating to one transaction; and (3) Melvyn Brunt who was late in filing a Form 4 relating to one transaction.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to our directors, officers, senior management and certain other of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We shall provide a copy of our Code of Business Conduct and Ethics to any person without charge, upon request. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078. Attn: Secretary.

Stockholder Communication with Board Members

We maintain contact information for stockholders, both telephone and email, on our website under the heading “Contact Us.” By following the “Contact Us” link, a stockholder will be given access to our telephone number and mailing address, as well as links for providing email correspondence to our management. Communications specifically marked as a communication for our Board of Directors will be forwarded to the board or specific members of the board as directed in the stockholder communication. In addition, communications sent directly to us via telephone, facsimile or email for our Board of Directors will be forwarded to the board by an officer.

Board Member Attendance at Annual Meetings

Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. Four members of our Board of Directors in 2008 attended our annual meeting of stockholders on June 30, 2008.

REPORT OF THE AUDIT COMMITTEE

The committee has adopted a written charter that has been approved by the Company’s Board of Directors.

Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The independent auditors are responsible for auditing those financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The committee’s responsibility is to oversee the financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board of Directors.

The committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the committee’s charter. To carry out its responsibilities, the committee met four times and acted three times by unanimous written consent.

In overseeing the preparation of the Company’s financial statements, the committee met with both the Company’s management and its independent registered public accounting firm to review and discuss its audited financial statements prior to their issuance and to discuss significant accounting issues, including its judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Company’s management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the committee discussed the statements with both management and independent auditors. The committee also met in executive session with the Company’s independent auditors. The committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations and laws, including the Sarbanes-Oxley Act of 2002.

The committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting.

With respect to the Company’s independent registered public accounting firm, the committee, among other things, discussed with Rothstein Kass & Company, P.C., matters relating to its independence, including the disclosures made to the committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee) and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

On the basis of these reviews and discussions, the committee recommended to the Company’s Board of Directors, and the board has approved, the Company’s audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

April 30, 2009

Audit Committee of the Board of Directors

Gregory Hradsky

Rory Cowan

Dianne McKeever

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information as to compensation paid by the Company to our: (a) former President and Chief Executive Officer (former principal executive officer), (b) current President and Chief Executive Officer (principal executive officer), (c) Chief Financial Officer (principal financial officer), and (d) President of our Sielox subsidiary (collectively, the “Named Executive Officers”), for services rendered for the fiscal years ended December 31, 2008, 2007, and 2006:

Name and Principal Position	Year	Salary	Bonus	Options Awards (1)	All Other Compensation	Total

Sebastian Cassetta Former President and Chief Executive Officer	2008 2007 2006	$130,000 $120,000 $35,000	$40,000 $75,000 $35,000	— $63,700 —	— $15,000(2) —	$170,000 $273,700 $70,000
James Pritchett(3) President and Chief Executive Officer	2008 2007 2006	$210,000 $159,000 $78,978	$94,293 — —	$11,166 $10,829 $5,920	— $53,642(4) $2,660	$315,459 $223,471 $87,558
Melvyn Brunt Chief Financial Officer	2008 2007 2006	$200,000 $108,500 $10,500	$20,000 $50,000 $5,000	$11,166 $38,220 —	$6,600 $30,000(5) —	$237,766 $226,720 $15,000
Karen Evans President, Sielox	2008 2007 2006	$120,000 $100,000 $98,462	— $30,000 —	$7,444 $9,555 —	$6,000 $6,000 $62,799(6)	$133,444 $145,555 $161,261

______________

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2006, 2007 and 2008 in accordance with SFAS 123(R). A discussion of valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to the Company’s Consolidated Financial Statements set forth in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2006, 2007 and 2008, respectively.

(2)

Represents a one-time bonus paid to Mr. Cassetta with respect to our July 31, 2007 merger with L Q Corporation, Inc.

(3)

All compensation relates to Mr. Pritchett’s role as President of Costar Video Systems, LLC, a wholly-owned subsidiary of the Company.

(4)

Represents a one-time bonus paid to Mr. Pritchett with respect to our July 20, 2006 acquisition of Southern Imaging.

(5)

$25,000 of which represents a one-time bonus paid to Mr. Brunt with respect to our July 31, 2007 merger with L Q Corporation, Inc.

(6)

Represents a one-time payment to Ms. Evans, calculated as a percentage of revenue for 2006, due to her according to her offer of employment letter.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides summary information concerning stock options held by the Named Executive Officers as of December 31, 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Sebastian Cassetta	80,000(2) 49,680(1) 36,800(1) 500,000(1)		$0.31 $0.49 $0.47 $0.325	12/17/2014 11/16/2009 1/6/2016 9/24/2017
Melvyn Brunt	100,000(2) 18,400(1) 51,520(1) 300,000(3) 60,000(4)		$0.31 $0.47 $0.56 $0.325 $0.26	12/17/2014 1/6/2016 7/18/2013 9/24/2017 2/9/2018
James Pritchett	18,500(5) 42,500(6) 60,000(4)	18,500(5) 42,500(6)	$0.5475 $0.325 $0.26	6/20/2016 9/24/2017 2/9/2018
Karen Evans	9,200(1) 37,500(7) 40,000(4)	37,500(7)	$0.47 $0.33 $0.26	1/6/2016 10/1/2017 2/9/2018

______________

 (1)

Represents options that were originally granted for shares of the common stock of L Q Corporation, Inc., which were converted into options to purchase our common stock upon the consummation of our merger with L Q Corporation, Inc. All of such options vested in full on July 31, 2007 upon the consummation of our merger with L Q Corporation pursuant to the terms thereof.

(2)

Such options vested immediately upon grant on December 17, 2004.

(3)

Such options vested immediately upon grant on September 24, 2007.

(4)

Such options vested immediately upon grant on February 9, 2008.

(5)

Such options were granted on June 20, 2006 and vest annually in 4 equal installments. The first 9,250 shares vested on June 20, 2007 and the second 9,250 shares vested on June 20, 2008.

(6)

Such options were granted on September 24, 2007 and vest annually in 4 equal installments commencing on the grant date.  The first 21,250 shares vested on September 24, 2007 and the second 21,250 shares vested on September 24, 2008.

(7)

Such options were granted on October 1, 2007 and vest annually in 4 equal installments commencing on the grant date.  The first 18,750 shares vested on October 1, 2007 and the second 18,750 shares vested on October 1, 2008.

Employment Contracts and Termination of Employment and Change of Control Arrangements

We do not have employment agreements or contracts with any of our Named Executive Officers other than James Pritchett and Karen Evans.

For 2008, the compensation committee has determined to pay:

•

Sebastian Cassetta a base salary of $130,000 and a potential bonus of up to 40% of the base salary ($52,000);

•

Melvyn Brunt a base salary of $200,000, a potential bonus of up to 30% of the base salary ($60,000) and options to purchase up to 60,000 shares of our common stock;

•

James Pritchett a base salary of $170,000 and options to purchase up to 60,000 shares of our common stock; and

•

Karen Evans a base salary of $120,000, a potential bonus of up to 30% of the base salary ($36,000) and options to purchase up to 40,000 shares of our common stock.

We are party to an employment agreement with James Pritchett, dated as of January 1, 2009, whereby Mr. Pritchett has been engaged to serve as our President and Chief Executive Officer.  The agreement has an initial three year term ending December 31, 2011.  The initial three year term may be extended for additional one year periods upon the mutual consent of the parties.  The agreement provides that Mr. Pritchett is to receive (i) an initial base salary of $240,000 per annum, (ii) an incentive payment in 2009, to the extent that the consolidated net income of Costar Video Systems, LLC, one of our subsidiaries, before interest, income taxes, depreciation and amortization, exceeds an established annual target (the "2009 Incentive Payment") and (iii) an additional performance bonus in respect of each complete calendar year during the term of the agreement.  Mr. Pritchett is also entitled to at least 3 weeks paid vacation and reimbursement of travel and business expenses incurred in connection with the performance of his duties.  Pursuant to the terms of the agreement, we have granted Mr. Pritchett an option to purchase 200,000 shares of our Common Stock, which shall vest ratably over a three year period.  The agreement is subject to early termination as follows: (a) by us (i) due to Mr. Pritchett’s death or total disability, (ii) without “cause” or (iii) for “cause,” and (b) by Mr. Pritchett for “good reason.” “Cause” and “good reason” are as defined in the agreement. In the event that the agreement is terminated by us by reason of the death or total disability of Mr. Pritchett or for “cause,” or by Mr. Pritchett other than for “good reason,” then we shall be obligated to pay Mr. Pritchett (or his spouse or estate, as the case may be) (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time, (d) the 2009 Incentive Payment, if any, due and payable under the agreement and (e) for each full bonus eligible year worked by Mr. Pritchett, any performance bonus due and payable under the agreement. In the event the agreement is terminated by us without “cause,” then we shall be obligated to pay Mr. Pritchett (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time, (d) one-half of Mr. Pritchett’s base salary for a period of twelve months following the date of termination, (e) the 2009 Incentive Payment, if any, due and payable under the agreement, or a pro-rata portion thereof and (f) for each full bonus eligible year worked by Mr. Pritchett, any performance bonus due and payable under the agreement. In the event that the agreement is terminated by Mr. Pritchett for “good reason,” then we shall be obligated to pay Mr. Pritchett (a) any accrued but unpaid base salary for services rendered to the date of termination, (b) any accrued but unpaid reimbursable expenses, (c) any accrued but unpaid vacation time, (d) one-half of Mr. Pritchett’s base salary for a period of twelve months following the date of termination, (e) the 2009 Incentive Payment, if any, due and payable under the agreement and (f) for each full bonus eligible year worked by Mr. Pritchett, any performance bonus due and payable under the agreement.  Mr. Pritchett is also bound by various restrictive covenants, including a confidentiality, non-competition and non-solicitation covenant.

Our L Q Corporation, Inc. subsidiary, prior to our merger with it on July 31, 2007, entered into an employment agreement with Karen G. Evans dated December 28, 2005. The agreement provides that Ms. Evans will receive: (a) a base salary at an annual rate of $100,000 and subject to deductions for taxes and other withholdings as required by law or the policies of the company; (b) a 1% commission on all Sielox, LLC net sales in calendar 2006; (c) a bonus worth 20 percent of base salary based upon the company achieving certain financial targets and goals & objectives to be agreed upon with the company; (d) standard company health, life, disability, vision, and dental insurance coverage, short and long term disability, life insurance and 401(k) plan, to the extent offered; and (e) five weeks of vacation per year, plus personal days per company policy. The agreement further provides that Ms. Evans will be entitled to three months severance if she is terminated without cause.  Either party can terminate the relationship at any time with or without cause and with or without notice. Ms. Evans' base salary has been increased for the 2008 fiscal year as disclosed above.

As part of the review of Melvyn Brunt's compensation for the fiscal year ending 2008, the compensation committee approved the payment to Mr. Brunt, in the event and upon the termination of his employment with us, of severance equal to six month’s salary.

The following stock option awards were granted in connection with our July 31, 2007 merger with L Q Corporation, Inc.: Rory Cowan — 200,000 options; James Pritchett — 85,000 options; Sebastien Cassetta — 500,000 options; Melvyn Brunt — 300,000 options; and Karen Evans — 75,000 options.

2000 Stock Option and Incentive Plan

In February 2000, our Board of Directors and stockholders approved the 2000 Stock Option and Incentive Plan (the “2000 Plan”), which provides for the issuance of up to 4,017,250 shares of common stock. The 2000 Plan provides for awards in the form of Incentive Stock Options (“ISOs”), Non-Qualified Stock Options, restricted stock awards and other forms of awards to our officers, directors, employees and consultants. At April 30, 2009, there were 3,357,814 shares available for issuance under the 2000 Plan.

The Board of Directors determines the term of each option, the option price, the number of shares for which each option is granted and the times at which each option vests. For holders of 10% or more of our outstanding common stock, ISOs may not be granted at less than 110% of the fair market value of the common stock at the date of grant.

Change of Control.  In the case of and subject to the consummation of any of the following (each a “Change of Control Event”): (a) the dissolution or liquidation of the Company; (b) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; a merger, reorganization or consolidation in which the outstanding shares of Company stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction; or (d) the sale of all of the stock of the Company to an unrelated person or entity, then upon the effective time of the Change of Control Event, the 2000 Plan and all outstanding awards granted thereunder shall terminate, unless provision is made in connection with such Change of Control Event in the sole discretion of the parties to such Change of Control Event for the assumption or continuation of awards theretofore granted, or the substitution for such awards with new awards of the successor entity to the Company in such Change of Control Event or any parent or subsidiary thereof (or its successor) (each, a “Successor Entity”), with such adjustment as to the number and kind of shares and the per share exercise prices as the parties to such Change of Control Event shall agree. If the parties to such Change of Control Event shall agree to assume or continue the awards, then the vesting of awards shall accelerate (a) by one year if the grantee continues to be employed by a Successor Entity (or its successor) on the anniversary date of the closing of the Change of Control Event, effective as of the date of such anniversary, or (B) by two years less the amount of time the grantee has been employed by a Successor Entity if the grantee’s employment with the Company and its subsidiaries or the Successor Entity is terminated by the Company or its subsidiaries or the Successor Entity without Cause (as defined below) or by the grantee for Good Reason (as defined below), effective as of the date of such termination of employment.

If no provision is made for the assumption or continuation of outstanding Awards in connection with a Change of Control Event, then all outstanding Awards shall become fully vested and exercisable immediately prior to the closing of the Change of Control Event and shall terminate upon the closing of the Change of Control Event. In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Change of Control Event as determined by the Administrator, to exercise all outstanding Awards held by such grantee, including those that will become exercisable upon the consummation of the Change of Control Event; provided, however, that the exercise of Awards not exercisable prior to the Change of Control Event shall be subject to the consummation of the Change of Control Event.

As used above, “Cause” means a vote of the Board of Directors of the Company or the Successor Entity, as the case may be, resolving that the grantee should be dismissed as a result of: (i) any material breach by the grantee of any employment agreement between the grantee and the Company or the Successor Entity, as the case may be; (ii) the conviction of or plea of nolo contendere by the grantee to a felony or any crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the grantee of the grantee's duties to the Company or its subsidiaries or Successor Entity, as the case may be. As used above, “Good Reason” means the occurrence of any of the following events: (i) a substantial adverse change or diminution in the nature or scope of the grantee's responsibilities, authorities, title, powers, functions or duties; (ii) a reduction in the grantee's annual base salary except for an across-the-board salary reduction similarly affecting all or substantially all employees, or any material failure of the Company or any Successor Entity to provide the grantee with such other employee benefits to which the grantee was entitled immediately prior to the Change of Control Event, except for an across-the-board change in benefits affecting all or substantially all employees; or (iii) the relocation of the offices at which the grantee is principally employed to a location more than 50 miles from such offices.

2000 Employee Stock Option and Incentive Plan

In October 2000, our Board of Directors approved the 2000 Employee Stock Option and Incentive Plan (the “2000 Employee Plan”), which originally provided for the issuance of up to 1,500,000 shares of common stock, under NSO’s to our employees and key persons other than any member of our Board of Directors or any other individual who is subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934. In January 2001, in connection with the one-time employee option exchange incentive program, the Board of Directors amended this plan to increase the number of shares of common stock available for issuance under the plan to 2,654,750. At April 30, 2009, there were 2,540,638 shares available for issuance under this plan. The Board of Directors determines the term of each option, the option price, the number of shares for which each option is granted and the times at which each option vests.

The Company calculates the fair value of each option grant at the date of grant using the Black-Scholes option pricing method, as set forth in SFAS No. 123(R), using the following assumptions:

	Year Ended December 31,
	2008	2007	2006
Risk-free interest rate	4.78%	4.00%	4.34%
Weighted-average expected life (in years)	10	10	10
Expected dividend yield	0.0%	0.0%	0.0%
Expected stock price volatility	57%	20%	55%

Director Compensation

The following table contains information concerning the compensation of our directors for the fiscal year ended December 31, 2008. James Pritchett is not included in this table as he is paid as an employee and thus receives no compensation for his serves as a director. The compensation received by Mr. Pritchett is shown above under the heading “Summary Compensation Table.”  James Mitarotonda is also not included in this table as he began serving as director in January 2009 and therefore received no compensation in 2008.

Name	Fees Earned or Paid in Cash	Options Awards(1)	All Other Compensation	Total
Rory Cowan	$ 27,500	— (2)	—	$ 27,500
Jared Landaw	$ 21,500	$ 7,000(3)	—	$ 28,500
Dianne McKeever	$ 17,500	—(4)	—	$ 17,500
Gregory Hradsky	$ 25,500	$ 7,000(5)	—	$ 32,500

______________

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123(R). A discussion of valuation assumptions used for purposes of the SFAS 123(R) calculation is included under Note 2 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(2)

As of December 31, 2008, Mr. Cowan owned options to purchase an aggregate of 325,000 shares of our common stock.

(3)

As of December 31, 2008, Mr. Landaw owned options to purchase an aggregate of 108,400 shares of our common stock.

(4)

As of December 31, 2008, Ms. McKeever owned options to purchase an aggregate of 77,280 shares of our common stock.

(5)

As of December 31, 2008, Mr. Hradsky owned options to purchase an aggregate of 50,000 shares of our common stock.

In September 2007, our Board approved a plan that entitles our Chairman to cash compensation of $20,000 upon initial election and annually thereafter and entitles our other non-employee directors to cash compensation of $10,000 upon initial election and annually thereafter during their term of service. The plan also provides non-employee directors with $1,000 per meeting of the Board attended during their term of service. In addition, the plan provides that attendance at committee meetings will be compensated at the rate of $1,000 per meeting for members and $2,000 per meeting for the chairperson.

Non-employee directors are currently entitled to fully vested options to purchase 50,000 shares of common stock upon initial election and options to purchase up to 25,000 shares of common stock annually thereafter during their term of service.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 regarding shares of our common stock that may be issued under the 2000 Plan and the 2000 Employee Plan.

Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(1)	3,150,584	$ 0.37	3,357,814
Equity compensation plans not approved by security holders(2)	114,112(3)	$ 0.55	2,540,638
TOTAL	3,264,696(3)	$ 0.41	5,898,452

______________

(1)

Represents the 2000 Plan.

(2)

Represents the 2000 Employee Plan.

(3)

Does not include purchase rights accruing under the 2000 Employee Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table presents information with respect to beneficial ownership of the common stock as of April 30, 2009 by:

•

each person known by us to beneficially own more than 5% of the common stock;

•

individuals serving as our Named Executive Officers;

•

each of our directors; and

•

all executive officers and directors as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078. The table includes all shares of common stock issuable within 60 days of April 30, 2009 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to all shares of common stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of common stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 35,982,295 shares of common stock outstanding as of April 30, 2009. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares	Percent

Barington Capital Group, L.P. and related entities 888 Seventh Avenue, 17th Floor New York, NY 10019	6,510,796(1)	17.51

Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102	4,619,265(2)	12.84

Jay Gottlieb 27 Misty Brook Lane New Fairfield, CT	2,544,778(3)	7.07

Sebastian E. Cassetta	666,480(4)	1.82

Melvyn Brunt	529,920(4)	1.45

James Pritchett	665,500(5)	1.83

Karen Evans	67,950(4)	*

Rory J. Cowan	325,000(4)	*

Dianne McKeever	102,280(4)	*

Jared L. Landaw(6)	108,400(4)	*

Gregory T. Hradsky	50,000(4)	*

James A. Mitarotonda(7)	6,510,796(1)	17.51

All executive officers and directors as a group (consisting of 9 persons)(8)	9,026,326(9)	23.09

__________

(*)

Represents less than 1% of the outstanding shares of common stock.

(1)

This information is based solely on (a) a Schedule 13D, as amended, filed with the SEC on December 16, 2008 by Barington Companies Equity Partners, L.P. (“Equity Partners”), Barington Companies Investors, LLC (“Investors”), Barington Companies Offshore Fund, Ltd. (“Offshore Fund”), Barington Offshore Advisors II, LLC (“Offshore Advisors II”), Barington Capital Group, L.P. (“Capital Group”), LNA Capital Corp. (“LNA”) and James Mitarotonda and (b) a Form 4 filed with the SEC on January 22, 2009 by Mr. Mitarotonda. According to the Schedule 13D:

•

As of December 12, 2008, Equity Partners beneficially owned an aggregate of 1,352,655 shares of our common stock.

•

As of December 12, 2008, Offshore Fund beneficially owned an aggregate of 1,467,305 shares of our common stock.

•

As the general partner of Equity Partners, Investors may be deemed to beneficially own the 1,352,655 shares of our common stock beneficially owned by Equity Partners.

•

As the investment advisor to Offshore Fund, Offshore Advisors II may be deemed to beneficially own the 1,467,305 shares of our common stock beneficially owned by Offshore Fund.

•

As of December 12, 2008, Capital Group beneficially owned an aggregate of 2,728,300 shares of our common stock.

•

As the majority member of Investors and Offshore Advisors II, Capital Group may also be deemed to beneficially own the 1,352,655 shares of our common stock beneficially owned by Equity Partners and the 1,467,305 shares of our common stock beneficially owned by Offshore Fund, constituting an aggregate of 5,548,260 shares of our common stock.

•

As the general partner of Capital Group, LNA may be deemed to beneficially own the 1,352,655 shares of our common stock beneficially owned by Equity Partners, the 1,467,305 shares of our common stock beneficially owned by Offshore Fund and the 2,728,300 shares of our common stock beneficially owned by Capital Group, constituting an aggregate of 5,548,260 shares of our common stock.

•

As the sole stockholder and director of LNA, James Mitarotonda may be deemed to beneficially own the 1,352,655 shares of our common stock beneficially owned by Equity Partners, the 1,467,305 shares of our common stock beneficially owned by Offshore Fund and the 2,728,300 shares of our common stock beneficially owned by Capital Group, constituting an aggregate of 5,548,260 shares of our common stock.

•

Mr. Mitarotonda has sole voting and dispositive power with respect to the 1,352,655 shares of our common stock beneficially owned by Equity Partners, the 1,467,305 shares of our common stock beneficially owned by Offshore Fund and the 2,728,300 shares of our common stock beneficially owned by Capital Group by virtue of his authority to vote and dispose of such shares. Mr. Mitarotonda disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

Also includes 962,536 shares of common stock issuable upon the exercise of options granted to Mr. Mitarotonda, of which Mr. Mitarotonda has sole voting and dispositive power. As a result, Mr. Mitarotonda may be deemed to beneficially own an aggregate of 6,510,796 shares of our common stock.

(2)

This information is based on a Schedule 13G/A (the “Schedule 13G/A”) filed by Lloyd I. Miller, III with the SEC on February 11, 2008, and a Schedule 13G (the “Schedule 13G”) filed by The PNC Financial Services Group, Inc. (“FSG”), PNC Bancorp, Inc. (“Bancorp”) and PNC Bank, National Association (“PNCNA”) with the SEC on February 8, 2008.

According to the Schedule 13G/A, Mr. Miller (a) has sole voting and dispositive power with respect to 2,495,792 of the reported securities as (i) a manager of a limited liability company that is the general partner of a certain limited partnership and (ii) as an individual, and (b) has shared voting and dispositive power with respect to 2,123,473 of the reported securities as an investment advisor to the trustee of a certain family trust.

According to the Schedule 13G, 2,123,473 of the reported securities are held in trust accounts created by an Amended and Restated Trust Agreement dated September 20, 1983, in which Lloyd I. Miller, Jr. was grantor and for which PNCNA serves as trustee. In connection therewith, Mr. Miller and PNCNA, in its capacity as trustee, entered into an Investment Advisory Agreement dated as of April 1, 2002. The address of FSG and of PNCNA is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222-2707, and the address of Bancorp is 300 Delaware Avenue, Suite 304, Wilmington, DE 19801.

(3)

This information is based on a Schedule 13D, as amended, filed by Jay Gottlieb with the SEC on August 15, 2008.

(4)

Represents shares of common stock issuable upon the exercise of options.

(5)

Includes 290,500 shares of common stock issuable upon the exercise of options.

(6)

Mr. Landaw is a Managing Director and the General Counsel of Barington Capital Group, L.P. See footnote (1) above for information on the beneficial ownership of our common stock by Barington and its affiliates.

(7)

Mr. Mitarotonda is Chairman, President and Chief Executive Officer of Barington Capital Group, L.P.

(8)

Includes Sebastian Cassetta, our former President and Chief Executive Officer.

(9)

Includes 3,101,066 shares of common stock issuable upon the exercise of options.  Also includes shares held by Barrington Capital Group, L.P. and related entities.  See footnote (1) above for information on the beneficial ownership of our common stock by Barrington and its affiliates.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

James A. Mitarotonda, who is a director of the Company and who has previously served as our President and Chief Executive Officer from May 2006 until April 2007 and from January 2004 until December 2004, is Chairman, President and Chief Executive Officer of Barington Capital Group, L.P. (“Barington”). Mr. Mitarotonda also served as the Co-Chief Executive Officer and Co-Chairman of L Q Corporation, Inc. from April 2003 until May 2004 and as its sole Chief Executive Officer from May 2004 until October 2004.

Sebastian E. Cassetta, who served as our President and Chief Executive Officer and the Chief Executive Officer of our Costar subsidiary until January 20, 2009, was a Senior Managing Director and the Chief Operating Officer of Barington from August 2003 until December 2008. Mr. Cassetta was also a director, President and Chief Executive Officer of L Q Corporation.

Melvyn Brunt, our Chief Financial Officer, was formerly the Chief Financial Officer of Barington.

Dianne K. McKeever, who serves as a member of our Board of Directors, was a research analyst at Barington until January 30, 2008. Ms. McKeever was a director of L Q Corporation prior to its merger with us.

Jared L. Landaw, a director, is a Managing Director and the General Counsel of Barington.

For a description of all 5% and greater owners of our voting securities, see the section of this Proxy Statement entitled “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters.”

Sielox, Inc.

The Company entered into an amended administrative services agreement with Barington dated as of December 17, 2004. Under the amended agreement, which ran through December 31, 2006, Barington was to be paid a fee of $15,000 per month for performing certain administrative, accounting and other services on behalf of the Company. As of March 1, 2006, the Company and Barington agreed to reduce the fee to $7,500 per month. In addition, Barington was to be paid a fee of $175 an hour for any legal services provided by Barington on behalf of the Company at the Company’s request. The Company also agreed that in the event that Barington identified for the Company a business transaction and/or provided the Company with financial consulting or merger and acquisition services in connection with such business transaction, the Company would pay Barington a fee to be agreed upon between Barington and the Board of Directors of the Company. In connection with the amended agreement, the Company granted options to certain designees of Barington to purchase, in the aggregate, 320,000 shares of the Company’s common stock.

On January 5, 2007, we entered into a letter agreement with Barington with respect to the engagement of Barington by our Special Committee to provide assistance as the Special Committee may reasonably request with respect to the merger between us and L Q Corporation. The Company agreed to pay Barington a fee of $100,000 as compensation for its services, as well as reimburse Barington for all of its reasonable and documented out-of-pocket expenses. At the request of the Company, such $100,000 payment was subsequently reduced to $75,000 and was paid in shares of our common stock.

On March 30, 2007, the Company entered into an amendment to the administrative services agreement with Barington, effective as of January 1, 2007. Under the amended agreement, which ran through December 31, 2007, Barington was paid a fee of $7,500 per month for performing certain administrative, accounting and other services on behalf of the Company until the closing of the transactions contemplated by the merger with L Q Corporation, at which point the fee was to increase to a rate of $10,000 per month.

On May 18, 2007, the Company entered into an amendment to the administrative services agreement with Barington. The amendment provides for the termination of the administrative services provided by Barington on behalf of the Company under the administrative services agreement (as well as the termination of the monthly payments made by the Company to Barington for such services) immediately following the closing of the transactions contemplated by the merger with L Q Corporation. Notwithstanding the termination of the administrative services provided by Barington following the closing of the merger, the administrative services agreement continued to run until December 31, 2007, therefore permitting us to continue to have access to legal and financial advisory services from Barington on an “as requested” basis. There was no requirement under the administrative services agreement, however, for the Company to utilize such services.

On December 31, 2007, our Board of Directors, by unanimous written consent of the Board, including each independent director, approved an amendment to the administrative services agreement with Barington, extending the term of the administrative services agreement through December 31, 2008.

On December 31, 2008, the Board of the Company, by unanimous written consent of the Board, including each independent director, approved an amendment (the “Amendment”) to the Services Agreement.  The Amendment extends the term of the Services Agreement through December 31, 2009.

Pursuant to a letter agreement dated February 26, 2007, Barington agreed to vote, and to cause its affiliates to vote, all of our shares owned by Barington and its affiliates in favor of our merger with L Q Corporation, in proportion to the votes of the other stockholders of the Company.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to the Charter of the Audit Committee, the Audit Committee is charged, on behalf of the Board, with conducting an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all such transactions.

PROPOSAL 2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our Board of Directors has appointed Rothstein Kass & Company, P.C. as our independent auditor for 2009. We expect a representative of our independent auditors to attend the 2009 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder Ratification

We are not required to submit the appointment of Rothstein Kass & Company, P.C. for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such an appointment would be in our best interests and that of our stockholders.

The Board of Directors, based upon the recommendation of the audit committee, unanimously recommends a vote FOR the ratification of the appointment of Rothstein Kass & Company, P.C. as the independent registered public accounting firm to serve as our auditors for 2009.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The public accounting firm of Rothstein Kass & Company, P.C. has served as our independent accountant to perform the audit of our financial statements for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006. The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by our principal accountants in our fiscal years ended December 31, 2008 and 2007.

Fee Category	Fiscal 2008	Fiscal 2007

Audit Fees(1)	$195,000	$123,000
Audit-Related Fees(2)	$-	$30,000
Tax Fees(3)	$67,000	$17,000
Total Fees	$262,500	$170,000

______________

(1)

These consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly 10-Q reports and for services normally provided in connection with statutory and regulatory filings.

(2)

These consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)

These consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures of Audit Committee

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided. Prior approval need not be given with respect to the provision of non-audit services if certain “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

ANNUAL REPORT

Our 2008 Annual Report is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made. We will provide without charge to each of our stockholders, upon the written request of any such stockholders, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, exclusive of exhibits. Written requests for such Form 10-K should be sent to Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078; Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

2010 STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. In order for stockholder proposals for our 2010 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement, they must be received by us at the below address not later than February 9, 2010.

In addition, our By-laws contain certain notice and procedural requirements applicable to director nominations by stockholders and stockholder proposals, irrespective of whether the proposal is to be included in our proxy materials. If a stockholder commences his or her own proxy solicitation for the 2009 annual meeting of stockholders or seeks to nominate a candidate for election or proposes business for consideration at such meeting, a stockholder’s notice shall be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If the notice is not received by such date, it will be considered untimely under our By-laws. All notices must comply with the requirements of our By-laws.

Proposals and notices should be directed to Sielox, Inc., 170 East Ninth Avenue, Runnemede, New Jersey 08078; Attention: Corporate Secretary.

_____________________________________________________________________________________________

PROXY — SIELOX, INC.

_____________________________________________________________________________________________

170 East Ninth Avenue

Runnemede, New Jersey 08078

This proxy is solicited on behalf of the board of directors for the 2009 annual meeting of stockholders to be held on July 9, 2009.

Important Notice Regarding the Availability of Proxy Materials for 2009 Annual Meeting of Stockholders to be Held on July 9, 2009. The proxy statement and annual report to stockholders are available at www.sieloxinc.com.

The undersigned hereby appoints James Pritchett and Melvyn Brunt, and each of them, attorneys, agents and proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all of the common shares of Sielox, Inc. held by the undersigned at the close of business on May 29, 2009 at the 2009 annual meeting of stockholders, to be held at Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, at 10:00 a.m., Eastern time, on July 9, 2009, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement, and in accordance with the instructions given by the undersigned on the reverse side of this proxy card. In the event that any other matter may properly come before the meeting, or any adjournment or postponement thereof, the proxies are each authorized to vote such matter in his discretion. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of the Notice of 2009 Annual Meeting of Stockholders and the proxy statement relating to the 2009 annual meeting.

The shares represented by this proxy card shall be voted in accordance with the instructions given by the undersigned if the card is signed and returned. Each of the proxies is authorized to vote the shares in his discretion on any other matter that may properly come before the meeting. If no direction is given, this proxy will be voted FOR each of the proposals unless a contrary specification is made. If the undersigned does not sign and return a proxy card or attend the 2009 annual meeting and vote by ballot, the shares will not be voted.

Please mark your choices and sign the other side of the proxy card and return it promptly in the enclosed postage-paid envelope.

(Continued and to be Signed on Reverse Side)

☒	Using a black ink pen, mark your votes with an X as shown in this example, Please do not write outside the designated areas.

PROPOSALS

1.	Election of Directors	The nominees for the Board of Directors are: Rory J. Cowan, James Pritchett, Dianne K. McKeever, Jared L. Landaw, Gregory T. Hradsky and James A. Mitarotonda

	FOR All Nominees ☐	WITHHELD From All Nominees ☐

(To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

Exceptions:

2.

To ratify the selection of Rothstein Kass & Company, P.C., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the 2009 annual meeting.

NON-VOTING ITEMS

Change of Address - Please print new address below

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AUTHORIZED SIGNATURES - This section must be completed for your vote to be counted - Date and Sign Below

Your signature is required if you are using this proxy card to vote your shares. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. If you attend the 2009 annual meeting in person and decide to vote by ballot, such vote will supersede this proxy.

Dated:                                                                  , 2009

Signature

Signature